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                                                               Exhibit 10pp(i)
                                                               ---------------


                                   SCHEDULE
                                   --------

The agreements incorporated by reference are representative of employment agreements between Pacific Telesis Group ("Telesis") and each of the five most highly compensated officers of Telesis and any Executive Vice President of Telesis.